WELLS FARGO & COMPANY POSASR

Exhibit 24(a)

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January, 2019.

/s/ John D. Baker II
John D. Baker II

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January 29, 2019.

/s/ Celeste A. Clark
Celeste A. Clark

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January 29, 2019.

/s/ Theodore F. Craver, Jr.
Theodore F. Craver, Jr.

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January, 2019.

/s/ Elizabeth A. Duke
Elizabeth A. Duke

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January 29, 2019.

/s/ Wayne M. Hewett
Wayne M. Hewett

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January, 2019.

/s/ Donald M. James
Donald M. James

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January, 2019.

/s/ Maria R. Morris
Maria R. Morris

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January, 2019.

/s/ Juan A. Pujadas
Juan A. Pujadas

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January, 2019.

/s/ James H. Quigley
James H. Quigley

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January, 2019.

/s/ Ronald L. Sargent
Ronald L. Sargent

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 2019.

/s/ Timothy J. Sloan
Timothy J. Sloan

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint TIMOTHY J. SLOAN, JOHN R. SHREWSBERRY, C. ALLEN PARKER AND ANTHONY R. AUGLIERA, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; other securities related to or in any combination of any of the foregoing, including as units; and guarantees by the Company of any of foregoing types of securities issued by a subsidiary of the Company or a special purpose entity (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of January, 2019.

/s/ Suzanne M. Vautrinot
Suzanne M. Vautrinot